UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 17, 2004

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-33295	41-1717208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail
Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)                                  On September 17, 2004, Adel A. Mikhail, Ph.D., a director of our company, resigned as a director and indicated that he would refuse to stand for re-election to the board, stating that he disagreed with our strategy of building shareholder value based upon a new atrial fibrillation treatment product which is in the development stage, and our loss of interest in the Omnicarbon heart valve business, a proven mechanical prosthesis.  Dr. Mikhail also noted that we lacked sales, technical and clinical employees for the valve business.  Dr. Mikhail also resigned as a consultant to our company.  A copy of Dr. Mikhail’s resignation letter is attached hereto as Exhibit 17.

We regret the decision of Dr. Mikhail to resign as a director and consultant.  Dr. Mikhail was our company’s founder and served as our chief executive officer for many years until his retirement in 2001.  While Dr. Mikhail disagrees with our new direction, the fact remains that during the last several years, we have experienced significant losses on modest revenues in a very competitive market for heart valves.  While our heart valve is a very good product, the intense competitive landscape limits our growth.  We have not been able to achieve the broader product acceptance we had sought.  We have made changes in our valve-related employees as a part of our personnel restructuring.  We currently intend to meet the sales, technical and clinical support functions for our valve business through outsourcing.

We believe that the technology we are currently developing for the treatment of atrial fibrillation has a much greater potential to build shareholder value than our heart valve products and we are refocusing our emphasis and resources accordingly.  While launching new technology in a relatively new field, such as ablation of atrial fibrillation, is always risky, we now believe the investment necessary to grow the heart valve business by attempting to match the marketing resources of much larger companies and/or designing and qualifying new models of heart valves is not an attractive avenue toward building a successful medical company.

ITEM 8.01                                       OTHER EVENTS.

On September 23, 2004, we issued a press release announcing our decision to seek strategic alternatives for our mechanical heart valve business.  We are considering all alternatives, including a sale of our heart valve business.  A copy of this press release is attached hereto as Exhibit 99.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit Number	Description

17	Resignation letter from Adel A. Mikhail, PhD., dated September 22, 2004.
99	Press Release, dated September 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: September 23, 2004	By:	/s/ John H. Jungbauer
John H. Jungbauer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

17	Resignation letter from Adel A. Mikhail, PhD., dated September 22, 2004.
99	Press Release, dated September 23, 2004.